UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): May 25, 2007

HANDHELD ENTERTAINMENT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32985	98-0430675
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 Bryant Street, Suite 403 San Francisco, CA	94107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 495-6470

                                                    N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Completion of Acquisition or Disposition of Assets

On May 25, 2007, Handheld Entertainment, Inc. (the “Company”) sold 150,602 shares (the “Shares”) of its common stock, par value $0.0001 (the “Common Stock”), for a purchase price of $1.66 per share (the “Purchase Price”) to Carl Page, the Company’s Chief Technology Officer and a member of its board of directors. The Purchase Price was equal to the closing sale price of the Company’s Common Stock on The NASDAQ Capital Market on the date of the transaction. The sale of the Shares was made pursuant to the exemption from registration afforded by Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Subscription Agreement, dated May 25, 2007, by and between Handheld Entertainment, Inc. and Carl Page

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDHELD ENTERTAINMENT, INC.

Dated: May 30, 2007	By: /s/ Jeff Oscodar
Name: Jeff Oscodar
Title: President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Subscription Agreement, dated May 25, 2007, by and between Handheld Entertainment, Inc. and Carl Page